UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 14, 2008

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street

Suite 550

Portland, Oregon 97205

(Address of principal executive offices)

(503) 226-3440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 14, 2008, the Board of Directors of McCormick & Schmick’s Seafood Restaurants, Inc. (the “Company”) amended the Company’s Bylaws to adopt a majority, rather than plurality, voting standard for the election of directors in uncontested elections. The Board also amended its Corporate Governance Guidelines to include a director resignation policy. The amended Corporate Governance Guidelines are available on the Company’s investor relations website at http://phx.corporate-ir.net/phoenix.zhtml?c=179739&p=irol-govhighlights. The Restated Bylaws are filed as Exhibit 3.1 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit 3.1.	Amended and Restated Bylaws of McCormick & Schmick’s Seafood Restaurants, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc.

Date:	February 20, 2008	By:	/s/ EMANUEL N. HILARIO
		Name:	Emanuel N. Hilario
		Title:	Chief Financial Officer and (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of McCormick & Schmick’s Seafood Restaurants, Inc.